EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2 and Series 2004-1
Statement to Note Holders
As of and for the period ended: 8/31/2004

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during August 2004;

            Series     Class          Principal Paid
            ------     -----          --------------
             2002       A-1               $0.00
             2002       A-2               $0.00
             2002       A-3               $0.00
             2002       A-4               $0.00
             2002       A-5               $0.00
             2002       A-6               $0.00
             2002       A-7               $0.00
             2002       A-8               $0.00
             2002       A-9               $0.00
             2002       B-1               $0.00
             2002-2     A-10              $0.00
             2002-2     A-11              $0.00
             2002-2     A-12              $0.00
             2002-2     A-13              $0.00
             2002-2     A-14              $0.00
             2002-2     A-15              $0.00
             2002-2     A-16              $0.00
             2002-2     A-17              $0.00
             2002-2     A-18              $0.00
             2002-2     A-19              $0.00
             2002-2     A-20              $0.00
             2002-2     A-21              $0.00
             2002-2     A-22              $0.00
             2002-2     A-23              $0.00
             2002-2     A-24              $0.00
             2002-2     A-25              $0.00
             2002-2     A-26              $0.00
             2002-2     A-27              $0.00
             2002-2     A-28              $0.00
             2002-2     A-29              $0.00
             2002-2     A-30              $0.00
             2002-2     B-2               $0.00
             2002-2     B-3               $0.00
             2002-2     B-4               $0.00
             2003-1     A-1               $0.00
             2003-1     A-2               $0.00
             2003-1     A-3               $0.00
             2003-1     A-4               $0.00
             2003-1     A-5               $0.00
             2003-1     A-6               $0.00
             2003-1     A-7               $0.00
             2003-1     A-8               $0.00
             2003-1     A-9               $0.00
             2003-1     A-10              $0.00
             2003-1     B-1               $0.00
             2003-1     B-2               $0.00
             2003-2     A-1               $0.00
             2003-2     A-2               $0.00
             2003-2     A-3               $0.00
             2004-1     A-1               $0.00
             2004-1     A-2               $0.00
             2004-1     A-3               $0.00
             2004-1     A-4               $0.00
             2004-1     B-1               $0.00
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during August 2004;
     Series          Class         Interest Paid
     ------          -----         -------------
      2002            A-1            See below
      2002            A-2            See below
      2002            A-3            See below
      2002            A-4            See below
      2002            A-5            See below
      2002            A-6            See below
      2002            A-7            See below
      2002            A-8            See below
      2002            A-9            See below
      2002            B-1            See below
     2002-2          A-10            See below
     2002-2          A-11            See below
     2002-2          A-12            See below
     2002-2          A-13            See below
     2002-2          A-14            See below
     2002-2          A-15            See below
     2002-2          A-16            See below
     2002-2          A-17            See below
     2002-2          A-18            See below
     2002-2          A-19            See below
     2002-2          A-20            See below
     2002-2          A-21            See below
     2002-2          A-22            See below
     2002-2          A-23            See below
     2002-2          A-24            See below
     2002-2          A-25            See below
     2002-2          A-26            See below
     2002-2          A-27            See below
     2002-2          A-28            See below
     2002-2          A-29            See below
     2002-2          A-30            See below
     2002-2           B-2            See below
     2002-2           B-3            See below
     2002-2           B-4            See below
     2003-1           A-1            See below
     2003-1           A-2            See below
     2003-1           A-3            See below
     2003-1           A-4            See below
     2003-1           A-5            See below
     2003-1           A-6            See below
     2003-1           A-7            See below
     2003-1           A-8            See below
     2003-1           A-9            See below
     2003-1          A-10            See below
     2003-1           B-1            See below
     2003-1           B-2            See below
  Total interest paid to all series above  $5,223,290
     2003-2           A-1                $0.00
     2003-2           A-2                $0.00
     2003-2           A-3                $0.00
     2004-1           A-1                $0.00
     2004-1           A-2                $0.00
     2004-1           A-3                $0.00
     2004-1           A-4                $0.00
     2004-1           B-1             $122,400
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of August 2004; Principal Balance of Financed Student Loans $5,958,380,831.28

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of August 2004, after giving effect to payments allocated to principal reported under paragraph (a) above;

                       Series      Class        Outstanding Balance
                       ------      -----        -------------------
                         2002       A-1              $73,500,000.00
                         2002       A-2                       $0.00
                         2002       A-3              $57,100,000.00
                         2002       A-4              $73,000,000.00
                         2002       A-5              $73,000,000.00
                         2002       A-6              $73,000,000.00
                         2002       A-7              $73,000,000.00
                         2002       A-8              $73,000,000.00
                         2002       A-9              $73,000,000.00
                         2002       B-1              $42,000,000.00
                        2002-2     A-10             $100,000,000.00
                        2002-2     A-11             $100,000,000.00
                        2002-2     A-12             $100,000,000.00
                        2002-2     A-13             $100,000,000.00
                        2002-2     A-14             $100,000,000.00
                        2002-2     A-15             $100,000,000.00
                        2002-2     A-16             $100,000,000.00
                        2002-2     A-17             $100,000,000.00
                        2002-2     A-18              $80,000,000.00
                        2002-2     A-19             $100,000,000.00
                        2002-2     A-20             $100,000,000.00
                        2002-2     A-21             $100,000,000.00
                        2002-2     A-22             $100,000,000.00
                        2002-2     A-23             $100,000,000.00
                        2002-2     A-24             $100,000,000.00
                        2002-2     A-25             $100,000,000.00
                        2002-2     A-26             $100,000,000.00
                        2002-2     A-27             $100,000,000.00
                        2002-2     A-28             $100,000,000.00
                        2002-2     A-29             $100,000,000.00
                        2002-2     A-30             $100,000,000.00
                        2002-2      B-2              $40,000,000.00
                        2002-2      B-3              $40,000,000.00
                        2002-2      B-4              $40,000,000.00
                        2003-1      A-1             $100,000,000.00
                        2003-1      A-2             $100,000,000.00
                        2003-1      A-3             $100,000,000.00
                        2003-1      A-4             $100,000,000.00
                        2003-1      A-5             $100,000,000.00
                        2003-1      A-6             $100,000,000.00
                        2003-1      A-7             $100,000,000.00
                        2003-1      A-8             $100,000,000.00
                        2003-1      A-9             $100,000,000.00
                        2003-1     A-10              $50,000,000.00
                        2003-1      B-1              $25,000,000.00
                        2003-1      B-2              $25,000,000.00
                        2003-2      A-1             $224,300,000.00
                        2003-2      A-2             $646,800,000.00
                        2003-2      A-3             $308,200,000.00
                        2004-1      A-1             $293,000,000.00
                        2004-1      A-2             $307,000,000.00
                        2004-1      A-3             $400,000,000.00
                        2004-1      A-4             $200,000,000.00
                        2004-1      B-1             $100,000,000.00
(f)	the interest rate for any series of variable rate Notes for August 2004, indicating how such interest rate is calculated;
                Series     Class    Interest Rate      Interest Calculation
                ------     -----    -------------      --------------------
                  2002      A-1       See Below        28-Day Auction Rate
                  2002      A-2       See Below        28-Day Auction Rate
                  2002      A-3       See Below        28-Day Auction Rate
                  2002      A-4       See Below        28-Day Auction Rate
                  2002      A-5       See Below        28-Day Auction Rate
                  2002      A-6       See Below        28-Day Auction Rate
                  2002      A-7       See Below        28-Day Auction Rate
                  2002      A-8       See Below        28-Day Auction Rate
                  2002      A-9       See Below        28-Day Auction Rate
                  2002      B-1       See Below        28-Day Auction Rate
                 2002-2     A-10      See Below        28-Day Auction Rate
                 2002-2     A-11      See Below        28-Day Auction Rate
                 2002-2     A-12      See Below        28-Day Auction Rate
                 2002-2     A-13      See Below        28-Day Auction Rate
                 2002-2     A-14      See Below        28-Day Auction Rate
                 2002-2     A-15      See Below        28-Day Auction Rate
                 2002-2     A-16      See Below        28-Day Auction Rate
                 2002-2     A-17      See Below        28-Day Auction Rate
                 2002-2     A-18      See Below        28-Day Auction Rate
                 2002-2     A-19      See Below        28-Day Auction Rate
                 2002-2     A-20      See Below        28-Day Auction Rate
                 2002-2     A-21      See Below        28-Day Auction Rate
                 2002-2     A-22      See Below        28-Day Auction Rate
                 2002-2     A-23      See Below        28-Day Auction Rate
                 2002-2     A-24      See Below        28-Day Auction Rate
                 2002-2     A-25      See Below        28-Day Auction Rate
                 2002-2     A-26      See Below        28-Day Auction Rate
                 2002-2     A-27      See Below        28-Day Auction Rate
                 2002-2     A-28      See Below        28-Day Auction Rate
                 2002-2     A-29      See Below        28-Day Auction Rate
                 2002-2     A-30      See Below        28-Day Auction Rate
                 2002-2     B-2       See Below        28-Day Auction Rate
                 2002-2     B-3       See Below        28-Day Auction Rate
                 2002-2     B-4       See Below        28-Day Auction Rate
                 2003-1     A-1       See Below        28-Day Auction Rate
                 2003-1     A-2       See Below        28-Day Auction Rate
                 2003-1     A-3       See Below        28-Day Auction Rate
                 2003-1     A-4       See Below        28-Day Auction Rate
                 2003-1     A-5       See Below        28-Day Auction Rate
                 2003-1     A-6       See Below        28-Day Auction Rate
                 2003-1     A-7       See Below        28-Day Auction Rate
                 2003-1     A-8       See Below        28-Day Auction Rate
                 2003-1     A-9       See Below        28-Day Auction Rate
                 2003-1     A-10      See Below        28-Day Auction Rate
                 2003-1     B-1       See Below        28-Day Auction Rate
                 2003-1     B-2       See Below        28-Day Auction Rate
  Weighted average rate for Notes above    1.7341%

      Series      Class    Libor Rate    Spread       Rate     Interest Calculation
      ------      -----    ----------    ------       ----     --------------------
       2003-2      A-1      1.66000%      0.03%     1.69000%    Floating Rate Note
       2003-2      A-2      1.66000%      0.14%     1.80000%    Floating Rate Note
       2003-2      A-3      1.66000%      0.20%     1.86000%    Floating Rate Note
       2004-1      A-1      1.66000%      0.05%     1.71000%    Floating Rate Note
       2004-1      A-2      1.66000%      0.11%     1.77000%    Floating Rate Note
       2004-1      A-3      1.66000%      0.16%     1.82000%    Floating Rate Note
       2004-1      A-4      1.66000%      0.19%     1.85000%    Floating Rate Note
       2004-1      B-1                               1.6968%       Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of August 2004; Servicing fees $1,066,781.28

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of August 2004;

                              Fee                       Amount
                              ---                       ------
                               Administration    $1,009,493.92
                                Auction Agent        $3,646.63
                                 Market Agent            $0.00
                            Calculation Agent            $0.00
                                Broker-Dealer      $781,648.38
                             Delaware Trustee            $0.00
                                      Trustee            $0.00
                      Eligible Lender Trustee            $0.00
                           Verification Agent            $0.00
(i)	the amount of principal and interest received during August 2004 relating to Financed Student Loans; Amount of principal and interest received $82,391,528.83

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of August 2004;

Amount of payment attributable to amounts in the Reserve Fund Amount of any other withdrawals from the Reserve Fund Ending Balance of Reserve Fund	$0.00 $0.00 $47,228,235.00

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during August 2004 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0.00

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund subsequent to the closing date of the series 2004-1 Notes;

Amounts paid to acquire Student Loans $424,725,953.85

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0.00

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during August 2004; Amounts paid for Financed Student Loans purchased from the Trust $82.09

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of August 2004, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                          Number            Amount
                                                          ------            ------
                (i)  0 to 30 days delinquent              505,096     5,669,968,923.05
               (ii)  31 to 60 days delinquent              10,554       125,626,254.20
              (iii)  61 to 90 days delinquent               5,308        59,302,247.79
               (iv)  91 to 120 days delinquent              3,646        35,484,204.82
                (v)  > 120 day delinquent                   6,979        62,558,261.95
               (vi)  & claims filed                           737         5,440,939.47
                                                              ---         ------------
                     Total                                532,320     5,958,380,831.28
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of August 2004; and

Value of the Trust Estate                                       $6,210,033,707.46
Outstanding Principal amount of the Notes $6,289,900,000.00

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of August 2004.

                                                                             Number      Percentage
                                                                             ------      ----------
           (i)       Outstanding rejected federal reimbursement claims            10         0.00%
           (ii)      Financed Student Loans in forbearance                    28,643         8.87%
           (iii)     Financed Student Loans in deferment                      45,748        12.45%